                                                                   EXHIBIT 15(b)

                                  APPENDIX A

                                                                                                          Shareholder
                                                  Distribution Fee             Service Fee               Processing Fee
                                                   (expressed as              (expressed as              (expressed as
                                                    a percentage              a percentage                a percentage
                                                  of average daily          of average daily            of average daily
                                                   net assets of              net assets of              net assets of
                                                   the Portfolio              the Portfolio              the Portfolio
                                                  attributable to            attributable to            attributable to
Name of Portfolio        Class of Shares        the specified Class)      the specified Class)        the specified Class)
-----------------        ---------------        -------------------       -------------------         --------------------
Small Cap Value          Institutional                      0%                         0%                         0%
Equity Portfolio         Service                            0%                       .15%                       .15%
                         Investor A                       .10%                       .25%                       .15%
                         Investor B                       .75%                       .25%                       .15%
                         Investor C                       .75%                       .25%                       .15%

Small Cap Growth         Institutional                      0%                         0%                         0%
Equity Portfolio         Service                            0%                       .15%                       .15%
                         Investor A                       .10%                       .25%                       .15%
                         Investor B                       .75%                       .25%                       .15%
                         Investor C                       .75%                       .25%                       .15%

Growth Equity            Institutional                      0%                         0%                         0%
Portfolio                Service                            0%                       .15%                       .15%
                         Investor A                       .10%                       .25%                       .15%
                         Investor B                       .75%                       .25%                       .15%
                         Investor C                       .75%                       .25%                       .15%

Value Equity             Institutional                      0%                         0%                         0%
Portfolio                Service                            0%                       .15%                       .15%
                         Investor A                       .10%                       .25%                       .15%
                         Investor B                       .75%                       .25%                       .15%
                         Investor C                       .75%                       .25%                       .15%

Select Equity            Institutional                      0%                         0%                         0%
Portfolio                Service                            0%                       .15%                       .15%
                         Investor A                       .10%                       .25%                       .15%
                         Investor B                       .75%                       .25%                       .15%
                         Investor C                       .75%                       .25%                       .15%

Index Equity             Institutional                      0%                         0%                         0%
Portfolio                Service                            0%                       .15%                       .15%
                         Investor A                       .10%                       .25%                       .15%
                         Investor B                       .75%                       .25%                       .15%
                         Investor C                       .75%                       .25%                       .15%

International            Institutional                      0%                         0%                         0%
Equity Portfolio         Service                            0%                       .15%                       .15%
                         Investor A                       .10%                       .25%                       .15%
                         Investor B                       .75%                       .25%                       .15%
                         Investor C                       .75%                       .25%                       .15%

International            Institutional                      0%                         0%                         0%
Emerging                 Service                            0%                       .15%                       .15%
Markets Portfolio        Investor A                       .10%                       .25%                       .15%
                         Investor B                       .75%                       .25%                       .15%
                         Investor C                       .75%                       .25%                       .15%

                                                                                                          Shareholder
                                                  Distribution Fee             Service Fee               Processing Fee
                                                   (expressed as              (expressed as              (expressed as
                                                    a percentage              a percentage                a percentage
                                                  of average daily          of average daily            of average daily
                                                   net assets of              net assets of              net assets of
                                                   the Portfolio              the Portfolio              the Portfolio
                                                  attributable to            attributable to            attributable to
Name of Portfolio        Class of Shares        the specified Class)      the specified Class)        the specified Class)
-----------------        ---------------        -------------------       -------------------         --------------------
Balanced                 Institutional                      0%                         0%                         0%
Portfolio                Service                            0%                       .15%                       .15%
                         Investor A                       .10%                       .25%                       .15%
                         Investor B                       .75%                       .25%                       .15%
                         Investor C                       .75%                       .25%                       .15%

Low Duration             Institutional                      0%                         0%                         0%
Bond Portfolio           BlackRock                          0%                         0%                         0%
                         Service                            0%                       .15%                       .15%
                         Investor A                       .10%                       .25%                       .15%
                         Investor B                       .75%                       .25%                       .15%
                         Investor C                       .75%                       .25%                       .15%

Intermediate             Institutional                      0%                         0%                         0%
Bond Portfolio           BlackRock                          0%                         0%                         0%
                         Service                            0%                       .15%                       .15%
                         Investor A                       .10%                       .25%                       .15%
                         Investor B                       .75%                       .25%                       .15%
                         Investor C                       .75%                       .25%                       .15%

Intermediate             Institutional                      0%                         0%                         0%
Government Bond          Service                            0%                       .15%                       .15%
Portfolio                Investor A                       .10%                       .25%                       .15%
                         Investor B                       .75%                       .25%                       .15%
                         Investor C                       .75%                       .25%                       .15%

Government Income        Institutional                      0%                         0%                         0%
Portfolio                Service                            0%                       .15%                       .15%
                         Investor A                       .10%                       .25%                       .15%
                         Investor B                       .75%                       .25%                       .15%
                         Investor C                       .75%                       .25%                       .15%

Core Bond                Institutional                      0%                         0%                         0%
Portfolio                BlackRock                          0%                         0%                         0%
                         Service                            0%                       .15%                       .15%
                         Investor A                       .10%                       .25%                       .15%
                         Investor B                       .75%                       .25%                       .15%
                         Investor C                       .75%                       .25%                       .15%

Managed Income           Institutional                      0%                         0%                         0%
Portfolio                Service                            0%                       .15%                       .15%
                         Investor A                       .10%                       .25%                       .15%
                         Investor B                       .75%                       .25%                       .15%
                         Investor C                       .75%                       .25%                       .15%

International            Institutional                      0%                         0%                         0%
Bond Portfolio           Service                            0%                       .15%                       .15%
                         Investor A                       .10%                       .25%                       .15%
                         Investor B                       .75%                       .25%                       .15%
                         Investor C                       .75%                       .25%                       .15%

                                                                                                          Shareholder
                                                  Distribution Fee             Service Fee               Processing Fee
                                                   (expressed as              (expressed as              (expressed as
                                                    a percentage              a percentage                a percentage
                                                  of average daily          of average daily            of average daily
                                                   net assets of              net assets of              net assets of
                                                   the Portfolio              the Portfolio              the Portfolio
                                                  attributable to            attributable to            attributable to
Name of Portfolio        Class of Shares        the specified Class)      the specified Class)        the specified Class)
-----------------        ---------------        -------------------       -------------------         --------------------
Tax-Free Income          Institutional                      0%                         0%                         0%
Portfolio                Service                            0%                       .15%                       .15%
                         Investor A                       .10%                       .25%                       .15%
                         Investor B                       .75%                       .25%                       .15%
                         Investor C                       .75%                       .25%                       .15%

Pennsylvania             Institutional                      0%                         0%                         0%
Tax-Free                 Service                            0%                       .15%                       .15%
Income Portfolio         Investor A                       .10%                       .25%                       .15%
                         Investor B                       .75%                       .25%                       .15%
                         Investor C                       .75%                       .25%                       .15%

New Jersey Tax          Institutional                      0%                         0%                         0%
Free Income              Service                            0%                       .15%                       .15%
Portfolio                Investor A                       .10%                       .25%                       .15%
                         Investor B                       .75%                       .25%                       .15%
                         Investor C                       .75%                       .25%                       .15%

Ohio Tax-Free            Institutional                      0%                         0%                         0%
Income Portfolio         Service                            0%                       .15%                       .15%
                         Investor A                       .10%                       .25%                       .15%
                         Investor B                       .75%                       .25%                       .15%
                         Investor C                       .75%                       .25%                       .15%

Money Market             Institutional                      0%                         0%                         0%
Portfolio                Service                            0%                       .15%                       .15%
                         Investor A                       .10%                       .25%                       .15%
                         Investor B                       .75%                       .25%                       .15%
                         Investor C                       .75%                       .25%                       .15%

Municipal Money          Institutional                      0%                         0%                         0%
Market Portfolio         Service                            0%                       .15%                       .15%
                         Investor A                       .10%                       .25%                       .15%
                         Investor B                       .75%                       .25%                       .15%
                         Investor C                       .75%                       .25%                       .15%

Government               Institutional                      0%                         0%                         0%
Money Market             Service                            0%                       .15%                       .15%
Portfolio                Investor A                       .10%                       .25%                       .15%
                         Investor B                       .75%                       .25%                       .15%
                         Investor C                       .75%                       .25%                       .15%

Ohio Municipal           Institutional                      0%                         0%                         0%
Money Market             Service                            0%                       .15%                       .15%
Portfolio                Investor A                       .10%                       .25%                       .15%
                         Investor B                       .75%                       .25%                       .15%
                         Investor C                       .75%                       .25%                       .15%

                                                                                                          Shareholder
                                                  Distribution Fee             Service Fee               Processing Fee
                                                   (expressed as              (expressed as              (expressed as
                                                    a percentage              a percentage                a percentage
                                                  of average daily          of average daily            of average daily
                                                   net assets of              net assets of              net assets of
                                                   the Portfolio              the Portfolio              the Portfolio
                                                  attributable to            attributable to            attributable to
Name of Portfolio        Class of Shares        the specified Class)      the specified Class)        the specified Class)
-----------------        ---------------        -------------------       -------------------         --------------------
Pennsylvania             Institutional                      0%                         0%                         0%
Municipal Money          Service                            0%                       .15%                       .15%
Market Portfolio         Investor A                       .10%                       .25%                       .15%
                         Investor B                       .75%                       .25%                       .15%
                         Investor C                       .75%                       .25%                       .15%

North Carolina           Institutional                      0%                         0%                         0%
Municipal                Service                            0%                       .15%                       .15%
Money Market             Investor A                       .10%                       .25%                       .15%
Portfolio                Investor B                       .75%                       .25%                       .15%
                         Investor C                       .75%                       .25%                       .15%

New Jersey               Institutional                      0%                         0%                         0%
Municipal                Service                            0%                       .15%                       .15%
Money Market             Investor A                       .10%                       .25%                       .15%
Portfolio                Investor B                       .75%                       .25%                       .15%
                         Investor C                       .75%                       .25%                       .15%

Virginia                 Institutional                      0%                         0%                         0%
Municipal                Service                            0%                       .15%                       .15%
Money Market             Investor A                       .10%                       .25%                       .15%
Portfolio                Investor B                       .75%                       .25%                       .15%
                         Investor C                       .75%                       .25%                       .15%

Multi-Sector             Institutional                      0%                         0%                         0%
Mortgage
Securities
Portfolio III

Mid-Cap Growth           Institutional                      0%                         0%                         0%
Equity Portfolio         Service                            0%                       .15%                       .15%
                         Investor A                       .10%                       .25%                       .15%
                         Investor B                       .75%                       .25%                       .15%
                         Investor C                       .75%                       .25%                       .15%

Mid-Cap Value            Institutional                      0%                         0%                         0%
Equity Portfolio         Service                            0%                       .15%                       .15%
                         Investor A                       .10%                       .25%                       .15%
                         Investor B                       .75%                       .25%                       .15%
                         Investor C                       .75%                       .25%                       .15%

International            Institutional                      0%                         0%                         0%
Small Cap                Service                            0%                       .15%                       .15%
Equity Portfolio         Investor A                       .10%                       .25%                       .15%
                         Investor B                       .75%                       .25%                       .15%
                         Investor C                       .75%                       .25%                       .15%

Micro-Cap Equity         Institutional                      0%                         0%                         0%
Portfolio                Service                            0%                       .15%                       .15%
                         Investor A                       .10%                       .25%                       .15%
                         Investor B                       .75%                       .25%                       .15%
                         Investor C                       .75%                       .25%                       .15%

GNMA Portfolio           Institutional                      0%                         0%                         0%
                         Service                            0%                       .15%                       .15%
                         Investor A                       .10%                       .25%                       .15%
                         Investor B                       .75%                       .25%                       .15%
                         Investor C                       .75%                       .25%                       .15%

Delaware Tax-Free        Instutional                        0%                         0%                         0%
Income                   Service                            0%                       .15%                       .15%
Portfolio                Investor A                       .10%                       .25%                       .15%
                         Investor B                       .75%                       .25%                       .15%
                         Investor C                       .75%                       .25%                       .15%

                                                                                                          Shareholder
                                                  Distribution Fee             Service Fee               Processing Fee
                                                   (expressed as              (expressed as              (expressed as
                                                    a percentage              a percentage                a percentage
                                                  of average daily          of average daily            of average daily
                                                   net assets of              net assets of              net assets of
                                                   the Portfolio              the Portfolio              the Portfolio
                                                  attributable to            attributable to            attributable to
Name of Portfolio        Class of Shares        the specified Class)      the specified Class)        the specified Class)
-----------------        ---------------        -------------------       -------------------         --------------------
Kentucky Tax-Free        Institutional                      0%                         0%                         0%
Income Portfolio         Service                            0%                       .15%                       .15%
                         Investor A                       .10%                       .25%                       .15%
                         Investor B                       .75%                       .25%                       .15%
                         Investor C                       .75%                       .25%                       .15%

BlackRock                Institutional                      0%                         0%                         0%
Strategic
Portfolio I

BlackRock                Institutional                      0%                         0%                         0%
Strategic
Portfolio II

"Compass Capital Funds" and "Trustees of Compass Capital Funds" refer respectively to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Fund. The obligations of "Compass Capital Funds" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Fund personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Fund must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Fund.

               Agreed to and accepted as of _____________, 1998.



                                                   COMPASS CAPITAL FUNDS


                                                   By:
                                                      --------------------------
                                                      Name:
                                                      Title: